EXHIBIT 10.29

128 Technology Center
Parametric Technology Corporation
Amendment No. 12

           Reference is made to the original lease dated June 1, 1987 between Dominic J. Saraceno, Kurt W. Saraceno and Edward R. Werner, Trustees of the 128 Technology Trust, as Lessor, and Parametric Technology Corporation, as Lessee, as amended by instruments dated March 10, 1988, November 9, 1988, November 8, 1989, January 21, 1991, March 10, 1992, November 25, 1992, June 8, 1993, April 14, 1994, July 19, 1995, January 23, 1996, May 10, 1996, and January 29, 1997 as affected by letter dated October 5, 1998 from the undersigned (collectively, the "Lease"). Wells Avenue Senior Holdings LLC has succeeded to the interest of Lessor. With the exception of the 44,652 rentable square feet formerly occupied by BGS Systems, Inc. which was added to the Lease pursuant to Amendment No. 11 dated January 29, 1997, the term of the Lease ends on October 31, 1999.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee hereby agree to amend the Lease as follows:

      1.  The expiration date for the term of the Lease with respect to all space occupied by the Lessee except the space formerly occupied by BGS Systems, Inc. (the "BGS Space", for which the lease term expires on January 31, 2002) is hereby extended to January 31, 2000.

      2.  Except as expressly modified herein, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect.

      3.  This Amendment No. 12 shall not be of force and effect until Lessor confirms to its reasonable judgment that the consent of its lenders is not required. Lessor shall promptly confirm if such consent is not required and shall notify Lessee of its judgment.

      Executed as a sealed instrument this 4th day of December, 1998.

WELLS AVENUE SENIOR HOLDINGS LLC

By: /s/ Richard Previdi

Richard Previdi, Authorized Signature

By: /s/ Martha L. Ducan

Name: Martha L. Ducan
Title: VP/Special Counsel